CFO COMMENTARY Q4 FY2021 ScanSource, Inc. scansource.com FINANCIAL INFORMATION AND CONFERENCE CALL Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in conjunction with the Company’s SEC filings on Form 10-K for the year ended June 30, 2021. All results reflect continuing operations only unless otherwise noted. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, August 24, 2021 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days. FOURTH QUARTER SUMMARY Our teams delivered strong fourth quarter net sales and profitability growth. Each quarter of our fiscal year we have had consistent execution and strong momentum in driving our strategic plan. For the quarter, net sales of $853 million increased 34% Y/Y and exceeded pre-COVID levels. Intelisys net sales grew 13% Y/Y, marking our 20th quarter in a row of double-digit growth. Our fourth quarter metrics reflect operational excellence by our teams, including navigating a challenging and supply-constrained environment. We had an 11.2% gross profit margin, 2.73% operating margin, 3.33% non-GAAP operating margin, strong operating cash flow ($117 million for the year), and the highest quarterly ROIC in over 5 years at 14.9%. GAAP EPS was $0.80 for the quarter and $1.78 for the year. Non-GAAP EPS was $0.96 for the quarter (including $0.19 benefit from discrete tax items) and $2.74 for the year. We are initiating an annual financial outlook for fiscal year 2022, reflecting confidence in our growth strategy. We also announced a new $100 million share repurchase authorization. CFO COMMENTARY Q4 FY 2021 August 24, 20211 Please see the Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. Q4 FY2021: 34% Y/Y net sales growth and 14.9% ROIC reflect strong execution Exhibit 99.2

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2021

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q4 FY21	Q3 FY21	Q4 FY20	Q/Q Change	Y/Y Change
Net sales	$852.7	$729.9	$636.5	+17%	+34%
Gross profit	$95.8	$88.1	$74.1	+9%	+29%
Gross profit margin %	11.2%	12.1%	11.7%	-84 bps	-42 bps
SG&A expenses	$64.8	$60.1	$58.2	+8%	+11%
Non-GAAP SG&A expenses	$64.5	$59.8	$62.6	+8%	+3%
Operating income	$23.3	$19.4	($113.4)	+20%	n/m
Operating income %	2.73%	2.66%	-17.8%	+7 bps	n/m
Non-GAAP operating income	$28.4	$25.1	$8.2	+13%	+245%
Non-GAAP operating income %	3.33%	3.45%	1.29%	-12 bps	+204 bps
GAAP net income	$20.7	$13.8	($108.9)	+50%	n/m
Non-GAAP net income	$24.5	$18.2	$4.9	+35%	+405%
GAAP diluted EPS	$0.80	$0.54	($4.29)	+48%	n/m
Non-GAAP diluted EPS	$0.96	$0.71	$0.19	+35%	+405%

- Net sales of $852.7 million, up 34% Y/Y
  - Favorable FX impact of $1.7 million
  - Up 17% Q/Q
  - Net sales exceed pre-COVID levels
  - Intelisys recurring revenue increased 13% Y/Y
- Gross profit margin decreased to 11.2%
  - Lower margin sales mix, including large deals
- Operating income margin of 2.73% and non-GAAP operating income margin of 3.33%
- SG&A expenses and non-GAAP SG&A expenses up 11% Y/Y and 3% Y/Y, respectively
  - Includes investments in strategic headcount for Intelisys and other growth areas
- GAAP diluted EPS of $0.80 and non-GAAP diluted EPS of $0.96
  - EPS includes $0.19 benefit from discrete tax items

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, impairment charges, restructuring charges, acquisition/divestiture costs, and other non-GAAP items.

scansource.com 2 August 24, 2021

CFO COMMENTARY Q4 FY2021 ScanSource, Inc. scansource.com • Net sales of $597.9 million, up 19% Q/Q and 34% Y/Y - Growth across key technologies including mobile computing, self- checkout, video surveillance, and networking - Higher customer counts • Gross profit margin of 8.4% - Large margin sales mix, including large deals • Operating income margin of 2.1% and non-GAAP operating income margin of 2.4% - SG&A leverage driving higher OI Q4 FY21 Q3 FY21 Q4 FY20 Net sales $597.9 $502.2 $447.8 Gross profit $50.5 $43.9 $37.3 Gross profit margin % 8.4% 8.7% 8.3% Operating income $12.3 $8.1 $(112.7) Operating income % 2.1% 1.6% (25.2)% Non-GAAP operating income $14.3 $10.0 $3.7 Non-GAAP operating income % 2.4% 2.0% 0.8% August 24, 2021 WORLDWIDE BARCODE, NETWORKING & SECURITY $448 $524 $551 $502 $598 $300 $400 $500 $600 $700 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Net Sales, $ in millions Y/Y Growth +34% Y/Y Organic Growth +33% $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, impairment charges and other non-GAAP items. 3

CFO COMMENTARY Q4 FY2021 ScanSource, Inc. scansource.com Q4 FY21 Q3 FY21 Q4 FY20 Net sales $254.8 $227.6 $188.6 Gross profit $45.3 $44.2 $36.9 Gross profit margin % 17.8% 19.4% 19.5% Operating income $11.2 $12.2 $0.5 Operating income % 4.4% 5.4% 0.3% Non-GAAP operating income $14.1 $15.1 $4.5 Non-GAAP operating income % 5.5% 6.6% 2.4% August 24, 2021 WORLDWIDE COMMUNICATIONS & SERVICES $189 $234 $260 $228 $255 $- $100 $200 $300 $400 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Net Sales, $ in millions Y/Y Growth 35% Y/Y Organic Growth 34% $ in millions • Net sales of $254.8 million, up 12% Q/Q and 35% Y/Y - For North America Unified Communications, growth in cloud- enabled endpoints, accelerated by the shift to cloud, outpaced the decline in premise-based communications - Net sales for Intelisys agency, up 13% Y/Y; 19.5% Y/Y growth for UCaaS and 68% Y/Y growth for CCaaS • Gross profit margin of 17.8% - Less favorable sales mix - Normalizing margin in Brazil (compared to Q3) • Operating income margin of 4.4% and non- GAAP operating income margin of 5.5% - Lower gross profit margin Q/Q - Y/Y SG&A cost reductions 4 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration, impairment charges, and other non-GAAP items.

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2021

WORKING CAPITAL

$ in millions	Q4 FY21	Q3 FY21	Q4 FY20
Accounts receivable (Q/E)	$569.0	$509.4	$443.2
Days sales outstanding in receivables	60	63	63
Inventory (Q/E)	$470.1	$459.7	$454.9
Inventory turns	6.5	5.8	4.5
Accounts payable (Q/E)	$634.8	$521.6	$454.2
Paid for inventory days*	(9.4)	2.2	10.9
Working capital (Q/E) (AR+INV–AP)	$404.3	$447.5	$443.8

* Paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $404.3 million, down 10% Q/Q and down 9% Y/Y
- Days sales outstanding in receivables of 60 days, in line with typical levels
- Inventory of $470.1 million, up 2% Q/Q and up 3% Y/Y
- Inventory turns increased to 6.5x, faster than typical range
- Paid for inventory days of (9.4), driven by lower inventory days and timing of accounts payable
- Cash conversion cycle improves to 51 days (down from 65 from previous quarter and 74 for previous year)

scansource.com 5 August 24, 2021

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2021

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q4 FY21	Q3 FY21	Q4 FY20
Adjusted EBITDA (QTR)*	$33.0	$29.5	$12.3
Adjusted ROIC (QTR)*	14.9%	13.6%	4.0%
Operating cash flow (QTR)	$61.3	($60.3)	$74.0
Operating cash flow, trailing 12 months	$116.8	$129.4	$182.0
Cash and cash equivalents (Q/E), including discontinued operations	$62.7	$49.3	$34.5
Debt (Q/E), including discontinued operations	$143.2	$198.9	$247.0
Net debt, including discontinued operations to adjusted EBITDA, trailing 12 months*	0.7x	1.7x	2.2x

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $33.0 million
  - Up 12% Q/Q from higher sales volume
  - Up 168% Y/Y from higher sales volume and SG&A operating leverage, including cost savings
- Q4 FY21 ROIC of 14.9%; highest quarterly ROIC in over 5 years
- Generated operating cash of $61.3 million for the quarter and $116.8 million for the year
- Cash and cash equivalent balances of $62.7 million at 6/30/21, including $52.1 million held outside of the U.S.
- Net debt to trailing 12-month adjusted EBITDA is 0.7x
- Announced new $100 million share repurchase authorization

scansource.com 6 August 24, 2021

CFO COMMENTARY Q4 FY2021 ScanSource, Inc. scansource.com August 24, 2021 ANNUAL FINANCIAL OUTLOOK FOR FISCAL YEAR 2022 Current expectation for the full year ended June 30, 2022: • Outlook as of August 24, 2021 • Effective with the first quarter of FY22, adjusted EBITDA excludes share-based compensation expense • Assumes a 25% to 26% effective tax rate for fiscal year 2022, excluding discrete items 7 FY22 Annual Outlook Net sales growth, year-over-year At least 5.5% Adjusted EBITDA (non-GAAP) At least $135 million FY22 Annual Outlook Reconciliation: FY22 Outlook GAAP, operating income At least $92 million Intangible amortization $18 million Depreciation expense $14 million Share-based compensation expense $11 million Adjusted EBITDA (non-GAAP) At least $135 million FY21 Adjusted EBITDA excluding Share-Based Compensation Expense: FY21 Adjusted EBITDA, as reported (non-GAAP) $109.9 million Add: Share-based compensation expense $8.0 million Adjusted EBITDA, excluding share-based compensation expense (non-GAAP) $117.9 million

CFO COMMENTARY Q4 FY2021 ScanSource, Inc. scansource.com FORWARD-LOOKING STATEMENTS This CFO Commentary contains certain comments that are “forward-looking” statements, including statements about our FY22 outlook, the impact of the COVID-19 pandemic and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward- looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the failure to hire and retain quality employees, risk to our business from a cyber-security attack, the failure to manage and implement our organic growth strategy, impact of the COVID-19 pandemic on our operations and financial condition and the potential prolonged economic weakness brought on by COVID-19, a failure of our IT systems, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2021, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. NON-GAAP FINANCIAL INFORMATION In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non- GAAP diluted EPS, non-GAAP net sales, non- GAAP gross profit, non-GAAP gross margin, non-GAAP SG&A expenses, adjusted EBITDA, ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. August 24, 20218

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q4 FY20	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 852,694	$ 729,873	$ 810,897	$ 757,342	$ 636,450	17%	34%
Gross profit	$ 95,778	$ 88,116	$ 86,043	$ 80,779	$ 74,147	9%	29%
Gross profit margin %	*11.2 %*	*12.1 %*	*10.6 %*	*10.7 %*	*11.7 %*	*(84) bp*	*(42) bp*
SG&A expenses	$ 64,758	$ 60,099	$ 60,470	$ 62,112	$ 58,192	8%	11%
Operating income (loss)	$ 23,283	$ 19,436	$ 17,130	$ 1,634	$ (113,439)	*20%*	**nm*
Operating income (loss) %	*2.73 %*	*2.66 %*	*2.11 %*	*0.22 %*	*(17.82)%*	*7 bp*	**nm*
Net income (loss)	$ 20,657	$ 13,786	$ 11,061	$ (115)	$ (108,859)	*50%*	**nm*
Diluted EPS	$ 0.80	$ 0.54	$ 0.43	$ (0.01)	$ (4.29)	*48%*	**nm*
Select reported Non-GAAP measures: [(a)]							
Net sales	$ 852,694	$ 729,873	$ 810,897	$ 757,342	$ 636,450	17%	34%
Gross profit	$ 95,778	$ 88,116	$ 86,043	$ 80,779	$ 74,147	9%	29%
Gross profit margin %	*11.2 %*	*12.1 %*	*10.6 %*	*10.7 %*	*11.7 %*	*(84) bp*	*(42) bp*
Non-GAAP SG&A expenses	$ 64,512	$ 59,827	$ 59,110	$ 61,614	$ 62,624	8%	3%
Non-GAAP operating income	$ 28,368	$ 25,148	$ 23,836	$ 15,769	$ 8,219	13%	245%
Non-GAAP operating income %	*3.33 %*	*3.45 %*	*2.94 %*	*2.08 %*	*1.29 %*	*(12) bp*	*204 bp*
Non-GAAP net income	$ 24,522	$ 18,178	$ 16,469	$ 10,698	$ 4,857	35%	405%
Non-GAAP diluted EPS	$ 0.96	$ 0.71	$ 0.65	$ 0.42	$ 0.19	35%	405%
Adjusted EBITDA	$ 32,971	$ 29,462	$ 27,732	$ 19,743	$ 12,321	12%	168%
Adjusted ROIC	*14.9 %*	*13.6 %*	*12.4 %*	*8.4 %*	*4.0 %*	*130 bp*	*1090 bp*
Operating cash flow (QTR)	$ 61,345	$ (60,252)	$ 44,449	$ 71,225	$ 73,953	202%	(17)%
Operating cash flow (TTM)	$ 116,767	$ 129,375	$ 214,975	$ 225,630	$ 182,035	(10)%	*(36)%*

(a) See pages 10 through 12 of the Appendix for the calculation of non-GAAP measures and reconciliations to GAAP measures.

**nm - percentages are not meaningful*

scansource.com 9 August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

	Quarter ended June 30, 2021						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 852,694	$ —	$ —	$ —	$ —	$ —	$ 852,694
Gross profit	95,778	—	—	—	—	—	95,778
SG&A expenses	64,758	—	—	(246)	—	—	64,512
Operating income	23,283	4,893	—	192	—	—	28,368
Other expense, net	237	—	—	—	—	—	237
Pre-tax income	23,046	4,893	—	192	—	—	28,131
Net income	20,657	3,698	—	167	—	—	24,522
Diluted EPS	$ 0.80	$ 0.14	$ —	$ 0.01	$ —	$ —	$ 0.96

(a) Acquisition and divestiture costs totaled $0.2 million for the quarter ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $(0.1) million for the quarter ended June 30, 2021.

($ in thousands)

	Quarter ended March 31, 2021						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 729,873	$ —	$ —	$ —	$ —	$ —	$ 729,873
Gross profit	88,116	—	—	—	—	—	88,116
SG&A expenses	60,099	—	—	(272)	—	—	59,827
Operating income	19,436	4,880	—	832	—	—	25,148
Other expense, net	529	—	—	—	—	—	529
Pre-tax income	18,907	4,880	—	832	—	—	24,619
Net income	13,786	3,697	—	695	—	—	18,178
Diluted EPS	$ 0.54	$ 0.14	$ —	$ 0.03	$ —	$ —	$ 0.71

(a) Acquisition and divestiture costs totaled $0.3 million for the quarter ended March 31, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.6 million for the quarter ended March 31, 2021.

scansource.com 10 August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended December 31, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 810,897	$ —	$ —	$ —	$ —	$ —	$ 810,897
Gross profit	86,043	—	—	—	—	—	86,043
SG&A expenses	60,470	—	—	(1,360)	—	—	59,110
Operating income	17,130	4,862	—	1,844	—	—	23,836
Other expense, net	1,386	—	—	—	—	—	1,386
Pre-tax income	15,744	4,862	—	1,844	—	—	22,450
Net income	11,061	3,682	—	1,726	—	—	16,469
Diluted EPS	$ 0.43	$ 0.15	$ —	$ 0.08	$ —	$ —	$ 0.65

(a) Acquisition and divestiture costs totaled $1.4 million for the quarter ended December 31, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.5 million for the quarter ended December 31, 2020.

($ in thousands)

	Quarter ended September 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 757,342	$ —	$ —	$ —	$ —	$ —	$ 757,342
Gross profit	80,779	—	—	—	—	—	80,779
SG&A expenses	62,112	—	—	(498)	—	—	61,614
Operating income	1,634	4,853	516	8,766	—	—	15,769
Other expense, net	1,796	—	—	—	—	—	1,796
Pre-tax (loss) income	(162)	4,853	516	8,766	—	—	13,973
Net (loss) income	(115)	3,675	390	6,748	—	—	10,698
Diluted EPS	$ (0.01)	$ 0.14	$ 0.02	$ 0.26	$ —	$ —	$ 0.42

(a) Acquisition and divestiture costs totaled $0.5 million for the quarter ended June 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $8.3 million for the quarter ended September 30, 2020.

scansource.com 11 August 24, 2021

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended June 30, 2020 Reported GAAP measure Intangible amortization expense Change in fair value of contingent consideration Acquisition, divestiture and restructuring costs(a) Tax recovery, net Impairment charges Non-GAAP measure Net sales $ 636,450 $ — $ — $ — $ — $ — $ 636,450 Gross profit 74,147 — — — — — 74,147 SG&A expenses 58,192 — — (1,311) 5,743 — 62,624 Operating (loss) income (113,439) 4,946 674 1,311 (5,743) 120,470 8,219 Other expense, net (489) — — — 2,681 — 2,192 Pre-tax (loss) income (112,950) 4,946 674 1,311 (8,424) 120,470 6,027 Net (loss) income (108,859) 3,744 510 1,311 (6,247) 114,398 4,857 Diluted EPS $ (4.29) $ 0.15 $ 0.02 $ 0.05 $ (0.25) $ 4.51 $ 0.19 (a) Acquisition and divestiture costs totaled $1.3 million for the quarter ended June 30, 2020 and are generally nondeductible for tax purposes. ScanSource, Inc. CFO COMMENTARY Q4 FY2021 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 12 August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - FY

($ in thousands)

	Fiscal year ended June 30, 2021						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 3,150,806	$ —	$ —	$ —	$ —	$ —	$ 3,150,806
Gross profit	350,716	—	—	—	—	—	350,716
SG&A expenses	247,438	—	—	(2,376)	—	—	245,062
Operating income	61,483	19,488	516	11,634	—	—	93,121
Other expense, net	3,948	—	—	—	—	—	3,948
Pre-tax income	57,535	19,488	516	11,634	—	—	89,173
Net income	45,389	14,753	390	9,336	—	—	69,868
Diluted EPS	$ 1.78	$ 0.58	$ 0.02	$ 0.36	$ —	$ —	$ 2.74

(a) Acquisition and divestiture costs totaled $2.4 million for the fiscal year ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $9.3 million for the fiscal year ended June 30, 2021.

($ in thousands)

	Fiscal year ended June 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 3,047,734	$ —	$ —	$ —	$ —	$ —	$ 3,047,734
Gross profit	355,569	—	—	—	—	—	355,569
SG&A expenses	259,535	—	—	(4,000)	8,063	—	263,598
Operating (loss) income	(64,967)	19,953	6,941	4,604	(8,063)	120,470	78,938
Other expense, net	6,809	—	—	—	2,681	—	9,490
Pre-tax (loss) income	(71,776)	19,953	6,941	4,604	(10,744)	120,470	69,448
Net (loss) income	(79,227)	15,091	5,247	4,449	(8,001)	114,398	51,957
Diluted EPS	$ (3.12)	$ 0.59	$ 0.21	$ 0.18	$ (0.32)	$ 4.51	$ 2.05

(a) Acquisition and divestiture costs totaled $4.0 million for the fiscal year ended June 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.6 million for the fiscal year ended June 30, 2020.

scansource.com
13
August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended June 30, 2021:			
Q4 FY21 net sales, as reported	$ 597,943	$ 254,751	$ 852,694
Foreign exchange impact (a)	(447)	(1,224)	(1,671)
Q4 FY21 net sales, constant currency (non-GAAP)	$ 597,496	$ 253,527	$ 851,023
For the quarter ended June 30, 2020:			
Q4 FY20 net sales, as reported	$ 447,812	$ 188,638	$ 636,450
Y/Y % Change:			
As reported	**33.5 %**	**35.0 %**	**34.0 %**
Constant currency (non-GAAP)	**33.4 %**	**34.4 %**	**33.7 %**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2021 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended June 30, 2020.

Net Sales, Constant Currency (Organic Growth) - FY

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the fiscal year ended June 30, 2021:			
FY21 net sales, as reported	$ 2,175,141	$ 975,665	$ 3,150,806
Foreign exchange impact (a)	19,311	46,470	65,781
FY21 net sales, constant currency (non-GAAP)	$ 2,194,452	$ 1,022,135	$ 3,216,587
For the fiscal year ended June 30, 2020:			
FY20 net sales, as reported	$ 2,093,217	$ 954,517	$ 3,047,734
Y/Y % Change:			
As reported	**3.9 %**	**2.2 %**	**3.4 %**
Constant currency, excluding Divestitures and acquisitions (organic growth)	**4.8 %**	**7.1 %**	**5.5 %**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the fiscal year ended June 30, 2021 into U.S. dollars using the weighted-average foreign exchange rates for the fiscal year ended June 30, 2020.

scansource.com 14 August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR

($ in thousands)

	Quarter Ended June 30, 2021						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	597,943	—	—	—	—	—	$ 597,943
Gross profit	50,519	—	—	—	—	—	$ 50,519
Gross profit margin %	8.4 %	— %	— %	—	— %	— %	8.4 %
Operating income	12,315	1,968	—	—	—	—	$ 14,283
Operating income margin %	2.1 %	— %	— %	—	— %	— %	2.4 %
Worldwide Communications & Services:							
Net sales	254,751	—	—	—	—	—	$ 254,751
Gross profit	45,259	—	—	—	—	—	$ 45,259
Gross profit margin %	17.8 %	— %	— %	— %	— %	— %	17.8 %
Operating income	11,159	2,925	—	—	—	—	$ 14,084
Operating income margin %	4.4 %	— %	— %	— %	— %	— %	5.5 %

($ in thousands)

	Quarter Ended March 31, 2021						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	502,227	—	—	—	—	—	$ 502,227
Gross profit	43,869	—	—	—	—	—	$ 43,869
Gross profit margin %	8.7 %	— %	— %	— %	— %	— %	8.7 %
Operating income	8,054	1,968	—	—	—	—	$ 10,022
Operating income margin %	1.6 %	— %	— %	— %	— %	— %	2.0 %

scansource.com
15
August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR, continued

($ in thousands)

	Quarter Ended March 31, 2021						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
Worldwide Communications & Services:							
Net sales	227,646	—	—	—	—	—	$ 227,646
Gross profit	44,247	—	—	—	—	—	$ 44,247
Gross profit margin %	19.4 %	— %	— %	— %	— %	— %	19.4 %
Operating income	12,214	2,912	—	—	—	—	$ 15,126
Operating income margin %	5.4 %	— %	— %	— %	— %	— %	6.6 %

($ in thousands)

	Quarter Ended June 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	447,812	—	—	—	—	—	$ 447,812
Gross profit	37,289	—	—	—	—	—	$ 37,289
Gross profit margin %	8.3 %	— %	— %	— %	— %	— %	8.3 %
Operating income	(112,669)	1,968	—	—	(4,648)	119,037	$ 3,688
Operating income margin %	(25.2)%	— %	— %	— %	— %	— %	0.8 %
Worldwide Communications & Services:							
Net sales	188,638	—	—	—	—	—	$ 188,638
Gross profit	36,858	—	—	—	—	—	$ 36,858
Gross profit margin %	19.5 %	— %	— %	— %	— %	— %	19.5 %
Operating income	540	2,978	674	—	(1,095)	1,433	$ 4,530
Operating income margin %	0.3 %	— %	— %	— %	— %	— %	2.4 %

scansource.com 16 August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - FY

($ in thousands)

	Fiscal year ended June 30, 2021						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	2,175,141	—	—	—	—	—	$ 2,175,141
Gross Profit	178,158	—	—	—	—	—	$ 178,158
Gross profit margin %	8.2 %	— %	— %	— %	— %	— %	8.2 %
Operating income	28,402	7,871	—	—	—	—	$ 36,273
Operating income margin %	1.3 %	— %	— %	— %	— %	— %	1.7 %
Worldwide Communications & Services:							
Net sales	975,665	—	—	—	—	—	$ 975,665
Gross Profit	172,558	—	—	—	—	—	$ 172,558
Gross profit margin %	17.7 %	— %	— %	— %	— %	— %	17.7 %
Operating income	44,715	11,617	516	—	—	—	$ 56,848
Operating income margin %	4.6 %	— %	— %	— %	— %	— %	5.8 %

($ in thousands)

	Fiscal year ended June 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	2,093,217	—	—	—	—	—	$ 2,093,217
Gross Profit	180,582	—	—	—	—	—	$ 180,582
Gross profit margin %	8.6 %	— %	— %	— %	— %	— %	8.6 %
Operating (loss) income	(83,515)	7,871	—	—	(5,480)	119,037	$ 37,913
Operating income margin %	(4.0)%	— %	— %	— %	— %	— %	1.8 %

scansource.com 17 August 24, 2021

Highlights by Segment - FY, continued Fiscal year ended June 30, 2020 Reported GAAP measure Intangible amortization expense Change in fair value of contingent consideration Acquisition, Divestiture, and Restructuring costs Tax reform and settlement Impairment charges Non-GAAP measure Worldwide Communications & Services: Net sales 954,517 — — — — — $ 954,517 Gross Profit 174,987 — — — — — $ 174,987 Gross profit margin % 18.3% — % — % — % — % — % 18.3 % Operating income 22,548 12,082 6,941 604 (2,583) 1,433 $ 41,025 Operating income margin % 2.4% — % — % — % — % — % 4.3 % ScanSource, Inc. CFO COMMENTARY Q4 FY2021 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 18 August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q4 FY20
Adjusted return on invested capital (ROIC), annualized (a)	**14.9 %**	**13.6 %**	**12.4 %**	**8.4 %**	**4.0 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income (loss) from continuing operations - GAAP	$ 20,657	$ 13,786	$ 11,061	$ (115)	$ (108,859)
Plus:					
Interest expense	1,643	1,576	1,796	1,913	2,497
Income taxes	2,389	5,121	4,683	(47)	(4,091)
Depreciation and amortization	8,090	8,358	8,349	8,710	8,743
EBITDA	32,779	28,841	25,889	10,461	(101,710)
Adjustments:					
Change in fair value of contingent consideration	—	—	—	516	674
Tax recovery, net	—	—	—	—	(8,424)
Acquisition and divestiture costs	246	272	1,360	498	1,311
Restructuring costs	(54)	349	484	8,268	—
Impairment charges	—	—	—	—	120,470
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	**$ 32,971**	**$ 29,462**	**$ 27,733**	**$ 19,743**	**$ 12,321**
Invested Capital Calculation					
Equity - beginning of the quarter (b)	$ 690,575	$ 682,139	$ 671,227	$ 678,246	$ 897,678
Equity - end of quarter (b)	731,191	690,575	682,139	671,227	678,246
Adjustments:					
Change in fair value of contingent consideration, net of tax	—	—	—	390	510
Tax recovery, net and related interest income, net of tax	—	—	—	—	(6,247)
Acquisition and divestiture costs	207	272	1,360	498	1,311
Asset impairment, net of tax	—	—	—	—	114,398
Restructuring, net of tax	(40)	264	366	6,250	—
Discontinued operations net (income) loss	(3,053)	688	25,255	11,704	108,403
Average equity	709,440	686,969	690,174	684,158	897,150
Average funded debt (c)	177,074	191,996	198,620	243,268	337,973
Invested capital (denominator for ROIC) (non-GAAP)	**$ 886,514**	**$ 878,965**	**$ 888,794**	**$ 927,426**	**$ 1,235,123**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) In the quarter ending June 30, 2020, the Company recorded impairment charges of $120.5 million. Impairment charges, net of tax reduced equity by $114.4 million.

(c) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 19 August 24, 2021

Average Return on Invested Capital - FY ($ in thousands) FY21 FY20 Adjusted return on invested capital (ROIC), annualized (a) 11.8% 7.5 % Reconciliation of Net Income to Adjusted EBITDA Net income (loss) from continuing operations - GAAP $ 45,389 $ (79,227) Plus: Interest expense 6,929 12,224 Income taxes 12,146 7,451 Depreciation and amortization 33,507 35,328 EBITDA 97,971 (24,224) Adjustments: Change in fair value of contingent consideration 516 6,941 Tax recovery, net — (10,744) Acquisition and divestiture costs 2,376 4,000 Restructuring costs 9,047 604 Impairment charges — 120,470 Adjusted EBITDA (numerator for ROIC) (non-GAAP) $ 109,910 $ 97,047 Invested Capital Calculation Equity - beginning of the year $ 678,246 $ 914,129 Equity - end of the year 731,191 678,246 Adjustments: Change in fair value of contingent consideration, net of tax 390 5,247 Tax recovery, net of tax — (8,001) Acquisition and divestiture costs 2,337 4,000 Asset impairment, net of tax — 114,398 Restructuring costs, net of tax 6,840 449 Impact of discontinued operations, net of tax 34,594 113,427 Average equity 726,799 910,948 Average funded debt (b) 202,869 390,709 Invested capital (denominator for ROIC) (non-GAAP) $ 929,668 $ 1,301,657 (a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures. (b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt. ScanSource, Inc. CFO COMMENTARY Q4 FY2021 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 20 August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q4 FY20
Debt of continuing operations (Q/E)	$ 143,174	$ 198,851	$ 151,924	$ 148,799	$ 218,728
Debt of discontinued operations (Q/E)	—	—	—	19,932	28,228
Consolidated debt (Q/E)	143,174	198,851	151,924	168,731	246,956
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(62,718)	(49,321)	(67,187)	(49,889)	(29,485)
Cash and cash equivalents of discontinued operations (Q/E)	—	—	—	(5,678)	(4,970)
Consolidated cash and cash equivalents (Q/E)	(62,718)	(49,321)	(67,187)	(55,567)	(34,455)
Net debt (Q/E)	**$ 80,456**	**$ 149,530**	**$ 84,737**	**$ 113,164**	**$ 212,501**
Reconciliation of Net Income to Adjusted EBITDA					
Net income (loss) from continuing operations - GAAP	$ 20,657	$ 13,786	$ 11,061	$ (115)	$ (108,859)
Plus:					
Interest expense	1,643	1,576	1,796	1,913	2,497
Income taxes	2,389	5,121	4,683	(47)	(4,091)
Depreciation and amortization	8,090	8,358	8,349	8,710	8,743
EBITDA	32,779	28,841	25,889	10,461	(101,710)
Adjustments:					
Change in fair value of contingent consideration	—	—	—	516	674
Tax recovery, net	—	—	—	—	(8,424)
Acquisition and divestiture costs	246	272	1,360	498	1,311
Restructuring costs	(54)	349	484	8,268	—
Impairment charges	—	—	—	—	120,470
Adjusted EBITDA (non-GAAP)	$ 32,971	$ 29,462	$ 27,733	$ 19,743	$ 12,321
Adjusted EBITDA, TTM (a)	**$ 109,909**	**$ 89,471**	**$ 79,642**	**$ 84,929**	**$ 97,047**
Net Debt / Adjusted EBITDA, TTM (a)	**0.7x**	**1.7x**	**1.1x**	**1.3x**	**2.2x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 21 August 24, 2021

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Discontinued Operations, Net Sales and Working Capital

($ in thousands)	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q4 FY20
Net sales from continuing operations	$ 852,694	$ 729,873	$ 810,897	$ 757,342	$ 636,450
Net sales from discontinued operations	—	—	668,323	145,049	121,969
Working capital					
Net accounts receivable of continuing operations	$ 568,984	$ 509,404	$ 534,583	$ 509,779	$ 443,185
Net accounts receivable of discontinued operations	—	—	—	130,553	117,200
Inventory of continuing operations	$ 470,081	$ 459,652	$ 421,003	$ 423,088	$ 454,885
Inventory of discontinued operations	—	—	—	95,560	106,779
Accounts payable of continuing operations	$ 634,805	$ 521,552	$ 589,292	$ 544,856	$ 454,240
Accounts payable of discontinued operations	—	—	—	84,657	56,098
Working capital of continuing operations	$ 404,260	$ 447,504	$ 366,294	$ 388,011	$ 443,830
Working capital of discontinued operations	—	—	—	141,456	167,881

scansource.com 22 August 24, 2021